U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2018 (July 12, 2018)

Mobiquity Technologies, Inc.

(Exact name of registrant as specified in its charter)

New York

(State or jurisdiction of incorporation or organization)

000-51160

(Commission File Number)

11-3427886

(I.R.S. Employer Identification Number)

         35 Torrington Lane, Shoreham, NY 11786

(Address of principal executive offices (Zip Code)

Registrant's telephone number: (516) 246-9422

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 4.01. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors:

a.	On July 12, 2018, Sadler, Gibb & Associates, L.L.C. (“SGA”) and the Company mutually agreed that SGA would no longer serve as the Company’s independent accountants.

b.	SGA’s report on the financial statements for the years ended December 31, 2016 and 2017 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting.

c.	On July 12, 2018, our Board of Directors was notified of the mutual decision for us to have a change independent accountants. Through the period covered by the financial review of financial statements of the quarterly period ending March 31, 2018, there have been no disagreements with SGA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SGA, would have caused them to make reference thereto in their report on the financial statements. Through the interim period July 12, 2018, there have been no disagreements with SGA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of SGA would have caused them to make reference thereto in their report on the financial statements.

d.	We have authorized SGA to respond fully to the inquiries of the successor accountant.

e.	During the interim period through July 12, 2018, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.	The Company provided a copy of the foregoing disclosures to SGA prior to the date of the filing of this Report and requested that SGA furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.	On July 16, 2018, the Company engaged BF Borgers CPA PC of Lakewood, CO as its new registered independent public accountant. During the years ended December 31, 2016, and 2017, and prior to July 16, 2018 (the date of the new engagement), we did not consult with BF Borgers CPA PC regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by BF Borgers, in either case where written or oral advice provided by BF Borgers would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 7.01.	Regulation FD Disclosure

On July 16, 2018, the Company issued a press release, a copy of which is appended hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

NUMBER	EXHIBIT
16.1	Letter from Sadler, Gibb & Associates L.L.C. dated July 16, 2018, regarding Change in Certifying Accountant (filed herewith.)
99.1	Press Release dated July 16, 2018 (filed herewith.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBIQUITY TECHNOLOGIES, INC.

Dated: July 16, 2018	/s/ Dean L. Julia
Dean L. Julia, Chief Executive Officer

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